Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Timing of 2025 Equity Awards
. Named Executive Officer’s 2025 equity awards were granted in December 2025, which is our normal timing. We convert the total grant date fair value of each executive’s equity award into a number of Time-Based Units and TSR Units using the same accounting value of each award that is used in our financial statements. We utilize this conversion approach so that the grant date award value of each type of award reported in our proxy statement is approximately equal to the grant date dollar value of the award that is approved by the Compensation Committee.
Making annual equity awards in the fourth quarter of each calendar year allows us to consider our performance for the year at the time that the equity award levels are set, as well as any feedback from stockholders on the say-on-pay
proposal earlier in the year.